Acquisitions - Pro forma Combined Revenues and Net Income (Loss) (Detail) (All Business Combinations [Member], USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
All Business Combinations [Member]
Business Acquisition [Line Items]
Revenues	$ 1,842,699	$ 953,624
Net income (loss)	$ 259,281	$ (49,205)
Net income (loss) per share - basic	$ 7.01	$ (1.33)
Net income (loss) per share - diluted	$ 6.88	$ (1.33)